                                                                    EXHIBIT 10qq

                                 NINTH AMENDMENT
                TO MASTER LEASE AGREEMENT AND EQUIPMENT SCHEDULES

      THIS NINTH AMENDMENT TO MASTER LEASE AGREEMENT AND EQUIPMENT SCHEDULES ("this Ninth Amendment") is made and entered into as of the 29th day of January, 2003, by BRUSH WELLMAN INC., an Ohio corporation (the "Lessee"), and NATIONAL CITY BANK, a national banking association, for itself and as agent for certain participants (the "Lessor").

                                    RECITALS:

      A. The Lessee and the Lessor entered into a Master Lease Agreement, dated as of December 30, 1996, as amended by the First Amendment to Master Lease Agreement, dated as of September 2, 1997, the Second Amendment to Master Lease Agreement and Amendment to Disbursement Schedules, dated as of January 26, 1999, the Third Amendment to Master Lease Agreement and Amendment to Equipment Schedules, dated as of September 30, 1999, the Fourth Amendment to Master Lease and Waiver, dated as of May 16, 2000, and Consolidated Amendment No.1 to Master Lease Agreement and Equipment Schedules, dated as of June 30, 2000, Consolidated Amendment No.2 to Master Lease Agreement and Equipment Schedules, dated as of March 30, 2001, Consolidated Amendment No.3 to Master Lease Agreement and Equipment Schedules, dated as of September 28, 2001, and an Eighth Amendment to Master Lease Agreement and Equipment Schedules, dated as of December 31, 2001 (collectively, together with all Exhibits and Schedules thereto, the "Lease Agreement"), under which the Lessor agreed to lease to the Lessee certain equipment to be used by the Lessee at its Elmore, Ohio, facility, subject to certain conditions and in accordance with the terms thereof.

      B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Lease Agreement.

      C. In addition, on November 30, 2002, a Default occurred and is continuing under Section XI(a)(iii) (Default) of the Lease Agreement, by reference to
Section XXIII(d) (Consolidated Tangible Net Worth) thereof (the "Existing Default"), and the Lessee has requested the Lessor to waive the Existing Default.

      D. Subject to the terms and conditions of this Ninth Amendment, the Lessor has agreed to waive the Existing Default. E. In addition, the Lessee has requested the Lessor to authorize the Collateral Agent and the Collateral Agent under the Intercreditor and Collateral Agency Agreement dated September 28, 2001, as amended (the "Collateral Agency Agreement"), on behalf of the Lessor, to enter into an Intercreditor Agreement with The Bank of Nova Scotia in the Form of Attachment 9 hereto (the "Scotia Intercreditor Agreement").

      F. In addition, the Lessor and the Lessee have agreed to amend the Lease Agreement as hereinafter set forth.

                                  AGREEMENTS:

      NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual agreements hereinafter set forth, the parties hereby agree as follows:

      1. Amendments to the Lease Agreement. Subject to the terms and conditions of this Ninth Amendment, including, without limitation, Section 4, below, the Lease Agreement is hereby amended as follows:

      A. The following definitions are added to Paragraph (b) of Section XXV (Definitions) of the Lease Agreement in proper alphabetical order:

            "COLLATERAL AGENCY AGREEMENT" shall mean that certain Intercreditor and Collateral Agency Agreement dated September 28, 2001, among National City Bank, as collateral


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

      agent, the Lessor, and certain other parties, as heretofore and hereafter amended, supplemented and replaced from time to time.

            "COLLATERAL AGENT" shall mean the party from time to time serving as the Collateral Agent under and pursuant to the Collateral Agency Agreement.

            "MORTGAGE" shall mean any mortgage or deed of trust in form and substance satisfactory to the Collateral Agent that grants to the Collateral Agent for the benefit of the Secured Creditors (as defined in the Collateral Agency Agreement) a Lien on real property owned by any Credit Party and on the Development Bond Sites, collectively being the "MORTGAGES".

            "SECURITY DOCUMENTS" shall mean the Guaranties, the Collateral Agency Agreement, the Security Agreement, the Subsidiary Security Agreement, the Mortgages and each other document pursuant to which any of the Obligations are guaranteed or any Lien or security interest is governed or granted by any Borrower or any Subsidiary to the Collateral Agent or the Collateral Agent as security for any of the Obligations.

            "SCOTIA INTERCREDITOR AGREEMENT" shall mean the Intercreditor Agreement among The Bank of Nova Scotia, the Collateral Agent and the Collateral Agent entered into contemporaneously with the effectiveness of the Ninth Amendment to this Agreement, as the same is amended, supplemented and replaced from time to time.

      B. The proviso at the end of the definition of "Consolidated Tangible Net Worth" in Section XXV(b) (Definitions) of the Lease Agreement (that is, the proviso immediately following the word "GAAP" and after the semicolon) is amended and restated in its entirety to provide as follows:

      PROVIDED that Consolidated Tangible Net Worth shall be calculated (i) before the effect of FAS 133 - Accounting for Derivatives Instruments and Hedging Activities and FAS 138 - Accounting for Certain Derivatives Instruments and Certain Hedging Activities (prior to the "Delivery Date" of the Eighth Amendment to this Agreement, such item appearing under the stockholders' equity category "Foreign Currency Translation Adjustment"),
      (ii) without reduction for Directors Deferred Compensation (prior to the "Delivery Date" of the Eighth Amendment to this Agreement, such item appearing under the stockholders' equity categories "Other Equity Transactions - Deferred Directors Shares and Deferred Compensation"),
      (iii) without reflecting the effect of any write-offs of any deferred tax assets effected during the fiscal year of Brush Engineered Materials Inc. ending December 31, 2002, pursuant to FAS 109, so long as such write-offs do not exceed $25,000,000 in the aggregate on a consolidated basis, and
      (iv) without reflecting the effect of any non-cash charges in respect of unfunded pension liabilities effected during the fiscal year of Brush Engineered Materials Inc. ending December 31, 2002, pursuant to FAS 87, so long as such charges do not exceed $18,000,000 in the aggregate on a consolidated basis.


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

      C. Paragraph (b) of Section XXIII of the Lease Agreement (Ratio of Consolidated Total Debt to Consolidated EBITDAR) is amended and restated in its entirety to provide as follows:

      (b) RATIO OF CONSOLIDATED TOTAL DEBT TO CONSOLIDATED EBITDAR. Lessee will not permit the ratio at any time of (x) the amount of Consolidated Total Debt at such time to (y) Consolidated EBITDAR for the Testing Period most recently ended, to exceed (i) 3.50 to 1.00 for each Testing Period ending on and after March 31, 2003; provided, however, that for the purposes of this paragraph (a),
(A) the term "Testing Period" shall mean, as to each of the fiscal quarters ending on the following dates only, the respective period set forth opposite such fiscal quarter:

      Fiscal Quarter Ending  Testing Period
      ---------------------  --------------

      March 31, 2003         October 1, 2002 through March 31, 2003, and
      June 30, 2003          October 1, 2002 through June 30, 2003

      and (B) in computing such ratio for the Testing Period ending March 31, 2003, Consolidated EBITDAR shall be deemed to mean an amount equal to Consolidated EBITDAR for such Testing Period, times two (2); and, in computing such ratio for the Testing Period ending June 30, 2003, Consolidated EBITDAR shall be deemed to mean an amount equal to Consolidated EBITDAR for such Testing Period, times one and one-third (1 1/3)

      D. Paragraph (c) of Section XXIII (Consolidated Fixed Charge Coverage Ratio) of the Lease Agreement is amended and restated in its entirety to provide as follows:

            (c) CONSOLIDATED FIXED CHARGE COVERAGE RATIO. The Lessee will not at any time permit the Consolidated Fixed Charge Coverage Ratio for any of the Testing Periods set forth below to be less than the ratio set forth opposite such Testing Period:

      Fiscal Quarter Ending              Minimum Fixed Charge Coverage Ratio
      ---------------------              -----------------------------------

      March 31, 2003                     1.25 to 1.00
      June 30, 2003 and thereafter       1.50 to 1.00;

      provided, however, that for the purposes of this Section XXIII(c), the term "Testing Period" shall mean, as to each of the fiscal quarters ending on the following dates only, the respective period set forth opposite such fiscal quarter:

      Fiscal Quarter Ending  Testing Period
      ---------------------  --------------

      March 31, 2003         October 1, 2002 through March 31, 2003, and
      June 30, 2003          October 1, 2002 through June 30, 2003.

      E. Paragraph (d) of Section XXIII (Consolidated Tangible Net Worth) of the Lease


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

Agreement is amended and restated in its entirety to provide as follows:

            (d) CONSOLIDATED TANGIBLE NET WORTH. The Lessee will not permit the Consolidated Tangible Net Worth to be less than $185,000,000 as of December 31, 2002 or at any time thereafter.

      F. The following provisions are added as new Sections XXIV(w) and XXIV(x) of the Lease Agreement immediately following Section XXIV(v) and before Section
XXV:

            (w) ENVIRONMENTAL SITE ASSESSMENTS. No later than March 31, 2003, the Lessee shall deliver to the Collateral Agent a Phase I environmental site assessment in respect of each real property site encumbered by the Mortgages. Such site assessments shall be conducted by qualified environmental consultants of recognized standing reasonably approved by the Collateral Agent and shall be in form and content reasonably satisfactory to the Collateral Agent.

            (x) SURVEYS. No later than March 31, 2003, the Lessee shall deliver to the Collateral Agent an ALTA/ACSM survey in respect of each real property site encumbered by the Mortgages (unless, as to the Delta, Utah site of Brush Resources, Inc. only, waived by the Collateral Agent, in its discretion). Such surveys shall be conducted and prepared by qualified and licensed surveyors of recognized standing reasonably approved by the Collateral Agent and shall be in form and content reasonably satisfactory to the Collateral Agent.

      G. The definition of Applicable Margin contained in Exhibit No. 2 Equipment Schedules is amended and restated in its entirety to provide as follows:

      "Applicable Margin" shall mean Four Hundred Fifty (450) basis points.

      2. Conditional Waiver.

      A. Subject to the terms and conditions of this Ninth Amendment, including, without limitation, Section 4, below, the Lessor hereby waives the Lessee's breach, as of November 30, 2002, of the covenant contained in Section XXIII(d) (Consolidated Tangible Net Worth) of the Lease Agreement (and the resulting Existing Default), but only to the extent that the Consolidated Tangible Net Worth as of such date was not less than $198,000,000.

      B. The foregoing waiver is limited to its express terms and shall not be deemed to be a waiver of any other Default


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

which may have existed on or prior to the date hereof or any Default which may hereafter arise under any of the foregoing Section or under any other provision of the Lease Agreement or any of the other Lease Documents. Further, the granting of this waiver shall not be construed as an agreement or understanding by the Lessor to grant any other waiver or other accommodation in the future with respect to the foregoing Section or any other provision of the Lease Agreement or any of the other Lease Documents.

      3. Authorization. Subject to the terms and conditions of this Ninth Amendment, including, without limitation, Section 4, below, in accordance with
Section 8.4 of the Collateral Agency Agreement, the Lessor hereby authorizes the Collateral Agent, on behalf of the Lessor, to enter into the Scotia Intercreditor Agreement.

      4. Delivery Date; Conditions Precedent. The modifications to the Lease Agreement set forth in Section 1, above, the waiver set forth in Section 2, above, and the authorization set forth in Section 3, above, are subject to the Lessee's performance of the following (the date on which all have been performed being the "Delivery Date"):

      A. The Lessee's secretary or treasurer shall have certified to the Lessor
(i) a copy of the resolutions duly adopted by the Lessee's board of directors in respect of this Amendment and the other Lease Documents contemplated hereby;
(ii) true and correct copies of the Lessee's current Charter or Articles of Incorporation and By-laws or Code of Regulations (or, if applicable, that no modifications thereof have been made since they were most recently certified to the Lessor); (iii) the names and true signatures of the officers of the Lessor authorized to sign this Ninth Amendment and any Mortgage required hereby on behalf of the Lessor; (iv) that, after giving effect to the amendments set forth herein, no Default or Potential Default exists; and (v) that the representations and warranties of the Lessee under the Lease Agreement are reaffirmed as of the Delivery Date, subject only to variance therefrom acceptable to the Collateral Agent.


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

      B. Each Guarantor's secretary or treasurer shall have certified to the Lessor (i) a copy of the resolutions duly adopted by that Guarantor's board of directors in respect of this Amendment and the other Lease Documents contemplated hereby; (ii) true and correct copies of that Guarantor's current Charter or Articles of Incorporation and By-laws or Code of Regulations (or, if applicable, that no modifications thereof have been made since they were most recently certified to the Lessor); (iii) the names and true signatures of the officers of that Guarantor authorized to sign this Amendment and any Mortgage required hereby on behalf of that Guarantor; and (iv) that, after giving effect to the amendments set forth herein, no Default exists.

      C. Counsel to the Lessee and the Guarantors shall have delivered to the Lessor a written opinion as to the due authorization, execution, delivery and enforceability of this Ninth Amendment and the other documents described in paragraphs E through J, inclusive, of this Section 4, in form and substance satisfactory to the Collateral Agent; provided that no opinion with respect to the enforceability of any document described in paragraph F below shall be required.

      D. The Lessee shall have paid to the Collateral Agent in immediately available funds, for the ratable benefit of the Lessor, an amendment fee in the amount of Eighty-four Thousand Five Hundred Thirty-six Dollars ($84,536).

      E. All of the parties to the Collateral Agency Agreement shall have executed and delivered to Collateral Agent a Second Amendment to Intercreditor and Collateral Agency Agreement in the form of Attachment 1 hereto.

      F. The Lessee and each Guarantor (including new Guarantors pursuant to Paragraph I, below) that owns real property or holds a leasehold interest in a Development Bond Site (said real property and the Development Bond Sites being, collectively, the "Mortgaged Property") shall have executed and delivered to the Collateral Agent a Mortgage substantially in the form of Attachment


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

2 hereto (as to the Lessee) or Attachment 3 hereto (as to a Guarantor) on all Mortgaged Property owned by the Lessee or such Guarantor or in which the Lessee or such Guarantor holds a leasehold interest, shall have taken or caused to be taken such other actions, if any, as the Collateral Agent may reasonably deem necessary or appropriate to cause the Collateral Agent's Lien on the Mortgaged Property to be duly perfected and subject only to such matters as are approved by the Collateral Agent, and shall have accompanied each such Mortgage with an ALTA loan policy of title insurance in form and substance reasonably satisfactory to the Collateral Agent; provided, however, that no such Mortgage shall encumber any Mortgaged Property if the grant of such Mortgage would cause a default under, or accelerate the maturity of indebtedness secured by, any mortgage, deed of trust, ground lease or other lien or lease instrument that encumbers such Mortgaged Property on the Effective Date (each a "Prior Encumbrance") until such time as the Lessee or such Guarantor, as applicable, has obtained the consent of the holder of such Prior Encumbrance; provided further that the Lessee shall, or shall cause such Guarantor to use its best efforts (subject to commercial reasonableness) to obtain such consent promptly following the Effective Date.

      G. Each of the existing Guarantors shall have executed a confirmation of its Guaranty in the form of Attachment 4 hereto.

      H. The Lessee and the Parent shall have executed and delivered to the Collateral Agent an amendment to the Security Agreement in the form of Attachment 5 hereto; and each of the other Guarantors shall have executed and delivered to the Collateral Agent an amendment to the Subsidiary Lease Security Agreement in the form of Attachment 6 hereto.

      I. Each of BEM Services, Inc; Zentrix Technologies Inc.; Brush International, Inc.; Williams Advanced Materials Inc.; Circuits Processing Technologies, Inc.; Technical Materials, Inc.; and Williams Acquisition, LLC shall have executed and delivered to the Collateral Agent a


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

Guaranty (substantially in the form of the Guaranties) and shall have joined in the Subsidiary Lease Security Agreement as an "Assignor" thereunder pursuant to a joinder in the form of Attachment 7 hereto.

      J. All of the parties to the Credit Agreement shall have executed and delivered an amendment thereto in form and substance satisfactory to the Lessor, and all conditions to its effectiveness shall have been satisfied.

      K. The Lessee shall have delivered or caused to be delivered such other documents as Collateral Agent or the Lessor may reasonably request.

      5. No Other Modifications. Except as expressly provided in this Ninth Amendment, all of the terms and conditions of the Lease Agreement remain unchanged and in full force and effect.

      6. Governing Law; Binding Effect. This Ninth Amendment shall be governed by and construed in accordance with the laws of the State of Ohio and shall be binding upon and inure to the benefit of the Lessee, the Lessor, and their respective successors and assigns.

      7. Counterparts. This Ninth Amendment may be executed in separate counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed a fully executed agreement.

      8. Miscellaneous.

      A. The Lessee agrees to pay on demand all costs and expenses of the Lessor, including reasonable attorneys' fees and expenses, incurred in connection with the preparation, execution and delivery of this Ninth Amendment and the other documents contemplated hereby, including, without limitation, the Second Amendment to Intercreditor and Collateral Agency Agreement.

      B. This Ninth Amendment is executed in accordance with and subject to
Section XIX(g) of the Lease Agreement. The execution, delivery and performance by the Lessor of this Ninth


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

Amendment shall not constitute, or be deemed to be or construed as, a waiver of any right, power or remedy of the Lessor or a waiver of any provision of the Lease Agreement, except as expressly stated herein. None of the provisions of this Ninth Amendment shall constitute, or be deemed to be or construed as, a wavier of any Default or Potential Default.

      IN WITNESS WHEREOF, the Lessee, the Lessor and its participants have hereunto set their hands as of the date first above written.

LESSEE:                               LESSOR:
------                                ------

BRUSH WELLMAN INC.                    NATIONAL CITY BANK,
                                      FOR ITSELF AND AS AGENT FOR
                                      CERTAIN PARTICIPANTS


By: _______________________________   By: _______________________________
                                          Janice E. Focke, Senior Vice President
   ________________, ______________


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

THE FOREGOING AMENDMENT is hereby acknowledged, consented and agreed to by each of the undersigned by their respective duly authorized officers as of the day and year first above written.

Address:                                  FIFTH  THIRD  BANK,  an Ohio  banking
                                          corporation, f/k/a Fifth Third Bank,
                                          Northeastern Ohio
         1404 East Ninth Street
         Cleveland, Ohio 44114
         Fax: (216) 274-5507              By:  _______________________________

                                          Title:  ______________________________


Address:                                  HARRIS TRUST AND SAVINGS BANK

         P.O. Box 755 (111/10W)
         Chicago, IL 60690-0755
         Fax: (312) 461-5225              By:_________________________________

                                          Title:  ______________________________



Address:                                  U.S. BANK NATIONAL ASSOCIATION,
                                          f/k/a Firstar Bank, N.A.

         P.O. Box 524
         Mailcode SL-TW-07CP
         St. Louis, MO 63166-0524
         Fax: (314) 418-2135              By: ________________________________

                                          Title:   _____________________________



Address:                                  LASALLE NATIONAL LEASING
                                          CORPORATION

         One West Pennsylvania Avenue
         Suite 1000                       By: ________________________________
         Towson, Maryland 21204
         Fax: (410) 769-9313              Title: _______________________________


Address:                                  MANUFACTURERS AND TRADERS
                                          TRUST COMPANY
         One Foundation Plaza
         Buffalo, New York 14203          By:  ________________________________
         Fax: (716) 848-7318
                                          Title:  ______________________________


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